ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

SEMI-ANNUAL REPORT
MAY 31, 1999

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS               ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

July 29, 1999

Dear Shareholder:

We are pleased to provide you with this report on the Alliance International Premier Growth Fund (the "Fund"). This report contains investment results and market activity for the semi-annual period ended May 31, 1999.

INVESTMENT RESULTS
Since October of 1998, the Fund's focus on a carefully selected list of "premier" large cap growth stocks has begun to generate investment returns above its benchmark index. Active intra-period trading has also added to the returns.

The Fund's performance results for the six- and 12-month periods ended May 31, 1999 are shown in the following table. Also shown is the performance for the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE) Index. During the six-month period under review, your Fund outperformed its benchmark by approximately 200 basis points. The Fund's strong performance over the six-month period under review was primarily due to its strong selection of stocks. Some of the Fund's best performing holdings include stocks such as Nokia AB OY Corp. and Taiwan Semiconductor Manufacturing Co., Ltd. For the 12-month period under review, your Fund is still behind its benchmark. This was due to poor performance in late 1998 by some of the Fund's cyclical stocks. During this period, growth stocks were the favored investment in the market, and cyclical stocks suffered accordingly. Nevertheless, the performance gap between the Fund and its benchmark is narrowing. In fact (as of the time of this writing), we are in line with the benchmark's performance since the Fund's inception in March of 1998.


INVESTMENT RESULTS*
Periods Ended May 31, 1999
                                                 TOTAL RETURNS
                                             6 MONTHS      12 MONTHS
                                             --------      ---------
ALLIANCE INTERNATIONAL PREMIER
  GROWTH FUND
  Class A                                      6.54%         -0.77%
  Class B                                      6.16%         -1.55%
  Class C                                      6.16%         -1.55%

MSCI EAFE INDEX                                4.16%          4.66%

* TOTAL RETURNS ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES AS OF MAY 31,1999. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. RETURNS FOR THE FUND AND ITS COMPARATIVE BENCHMARK INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. TOTAL RETURN FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES ASSOCIATED WITH THAT CLASS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    THE MSCI EAFE INDEX MEASURES THE OVERALL PERFORMANCE OF STOCK MARKETS IN 20 COUNTRIES WITHIN EUROPE, AUSTRALIA AND THE FAR EAST. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

    ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 4.


ECONOMIC REVIEW AND OUTLOOK
The emerging market economies continued their recovery from the economic crisis that began in Southeast Asia in the fourth quarter of 1997. It was just last autumn that the world's financial markets were gripped by cascading economic problems in Russia, Eastern Europe, and Latin America. Thanks to both a series of fiscal easing steps by the finance ministers of the largest economic powers, as well as the continued robust growth of the United States (without any meaningful inflation), investors are now more concerned about an overheating economy than a slowing one.


1


                                     ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

Those concerns were quite evident during February of 1999, and again during late April and early May, as investors generally rotated out of many traditional growth stocks and into deep cyclical, basic material and value stocks. We believe that this sector rotation is not sustainable due to the global production overcapacity for a wide variety of basic materials, chemicals and energy sources.

In our economic outlook, we believe that a few lingering problems require a degree of caution. These problems include the lack of sustained economic growth in Japan, a slowing of economic growth in China, possible restrictions to free trade and the free movement of capital in Europe and elsewhere, European Monetary Union (EMU) and Year 2000 effects, and instability in the Middle East and Eastern Europe.

However, we continue to emphasize many factors that we believe provide cause for optimism. For instance, the economies of many troubled countries have bottomed, while many crucial fiscal, monetary, and political reforms are now being put in place around the world (including the expansion of free-trade zones like the EMU). Additionally, the swift discipline exerted by the financial markets in last year's financial market crisis caused all governments concerned to focus on and deal with their economic woes. Other positive factors include the immediate availability of capital for worthy projects, the ever widening expansion of technology which allows global price and value competition, and the continued economic strength of the U.S. and Europe, which provides engines for economic growth for much of the rest of the world.

Therefore, our outlook is cautiously optimistic. We believe that U.S. gross domestic product (GDP) growth will slow to below 4% in 1999. We anticipate that European GDP growth should be a little higher, and we are hopeful that the Japanese economy will stabilize near zero economic growth. China's growth is forecast to be approximately 6%. In our view, inflation in each of the developed countries should remain quite subdued.

Within this environment, we are hopeful that the companies held by the Fund will increase their earnings by approximately 20% on average. We believe that this provides an attractive investment environment.

PORTFOLIO MANAGEMENT AND STRATEGY
The strategy of the Fund has remained consistent: to emphasize stock selection and investment in a limited number of comparatively large, high-quality companies. The Fund's current focus reflects an increased interest in slightly larger, more growth-oriented companies. In following this strategy, we continue to utilize the fundamental analysis and research of Alliance Capital's large global equity research team that is situated in numerous locations around the world. The Fund's industry sector and geographic weightings are a byproduct of specific bottom-up company-by-company stock selection, rather than from a predetermined top-down allocation.

The Fund is diversified in terms of industry sector and geographic weightings as shown in the following charts. As you can see, there is particular emphasis on the sectors of healthcare, finance, and technology. In addition, the Fund has significant holdings in consumer services, while cellular telephone service companies dominate our utility sector holdings. The most significant change since our last report is an increase in the Fund's technology holdings and a decrease in consumer staples and manufacturing.

On a geographic basis, we are still underweight in Japan as compared to the benchmark MSCI EAFE Index. This is due to Japan's high valuation levels as well as our concerns about the stagnant Japanese economy. We are significantly overweight in Finland due to our large holding in Nokia AB OY Corp., the world's leading wireless handset manufacturer and a leading provider of wireless infrastructure.


2


                                     ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

INDUSTRY AND GEOGRAPHIC BREAKDOWNS AS OF MAY 31, 1999*:


9.2% UTILITIES
4.5% CAPITAL GOODS
23.8% FINANCE
27.0% TECHNOLOGY
5.2% CONSUMER SERVICES
2.4% CONSUMER MANUFACTURING
10.4% CONSUMER STAPLES
12.8% HEALTHCARE
4.7% ENERGY


0.7% THAILAND
4.4% CANADA
13.4% FRANCE
18.4% UNITED KINGDOM
6.5% TAIWAN
7.9% FINLAND
1.9% SWITZERLAND
2.2% UNITED STATES
7.5% GERMANY
11.9% SPAIN
0.7% INDIA
8.8% NETHERLANDS
13.8% JAPAN
1.9% BELGIUM


*    EXPRESSED AS A PERCENTAGE OF TOTAL INVESTMENTS.


We thank you for your interest and investment in the Alliance International Premier Growth Fund and look forward to reporting our continued progress to you later this year.

Sincerely,


John D. Carifa
Chairman and President


Alfred Harrison
Executive Vice President


Thomas Kamp
Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


3


INVESTMENT OBJECTIVE AND POLICIES

                                     ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

Alliance International Premier Growth Fund is an open-end, diversified investment company that seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of carefully selected, non-U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 60 companies will be represented in the portfolio, with the 30 most highly regarded of these usually constituting 70% of the Fund's net assets.


INVESTMENT RESULTS
NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF MAY 31, 1999

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      -0.77%         -5.00%
Since Inception*               2.07%         -1.38%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      -1.55%         -5.49%
Since Inception*               1.36%         -1.04%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      -1.55%         -2.54%
Since Inception*               1.28%          1.28%

SEC AVERAGE ANNUAL TOTAL RETURNS
AS OF THE MOST RECENT QUARTER-END (MARCH 31, 1999)

                             CLASS A        CLASS B        CLASS C
                           ------------   ------------   ------------
1 Year                        -3.99%         -4.37%         -1.29%
Since Inception*              -0.71%         -0.19%          2.59%


The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 3/3/98 for all share Classes.


4


TEN LARGEST HOLDINGS
MAY 31, 1999 (UNAUDITED)             ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

                                                                    PERCENT OF
COMPANY                                            U.S. $ VALUE     NET ASSETS
-------------------------------------------------------------------------------
Nokia AB OY Corp.--(Common shares and ADR)--
  Develops and manufactures mobile
  phones, networks, and systems for cellular
  and fixed networks.                              $ 2,478,473            7.9%
Taiwan Semiconductor Manufacturing Co., Ltd.--
  (Common shares and ADR)--Manufactures and
  markets integrated circuits used in
  computers, communications, and consumer
  electronics.                                       2,044,022            6.5
Tabacalera, SA Series A--Manufactures,
  sells, imports and exports tobacco products.       1,460,564            4.6
Mannesmann AG--Designs and manufactures
  industrial products and production
  machinery  as well as provides
  telecommunications services.                       1,377,876            4.4
Newcourt Credit Group, Inc.--(Common shares
  and ADR)--Originates, manages, and sells
  asset-based loans.                                 1,365,625            4.4
Banco Bilbao Vizcaya, SA--The Bank serves
   customers in Spain and, through its
  network of leading domestic banks,
  Latin America.                                     1,291,910            4.1
Takeda Chemical Industries--Produces and
  sells health-care related products, foods,
  and chemicals.                                     1,287,717            4.1
Sanofi-Synthelabo, SA--Manufactures health
  care products and medical and surgical
  equipment.                                         1,211,690            3.9
TDK Corp.--Manufactures magnetic tapes and
  discs.                                             1,115,806            3.6
Koninklijke Ahold NV--Distributes and retails
  food products through international
  supermarkets.                                      1,114,715            3.5
                                                   $14,748,398           47.0%


5


INDUSTRY DIVERSIFICATION
MAY 31, 1999 (UNAUDITED)             ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

                                                                    PERCENT OF
                                                   U.S. $ VALUE     NET ASSETS
-------------------------------------------------------------------------------
Capital Goods                                      $ 1,377,876            4.4%
Consumer Manufacturing                                 752,253            2.4
Consumer Services                                    1,610,580            5.1
Consumer Staples                                     3,183,102           10.1
Energy                                               1,430,068            4.6
Finance                                              7,308,552           23.3
Healthcare                                           3,938,609           12.6
Technology                                           8,312,768           26.5
Utilities                                            2,822,996            9.0
Total Investments*                                  30,736,804           98.0
Cash and receivables, net of liabilities               629,820            2.0
Net Assets                                         $31,366,624          100.0%


*    Excludes short-term obligations.


6


PORTFOLIO OF INVESTMENTS
MAY 31, 1999 (UNAUDITED)             ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-98.0%
BELGIUM-1.9%
Petrofina, SA                                     1,100       $  592,244

CANADA-4.4%
Newcourt Credit Group,
Inc.                                             58,500          959,375
  ADR                                            25,000          406,250
                                                               ---------
                                                               1,365,625

FINLAND-7.9%
Nokia AB OY Corp.                                24,400        1,732,973
  ADR                                            10,500          745,500
                                                               ---------
                                                               2,478,473

FRANCE-13.5%
Cap Gemini, SA                                    6,000          862,904
Sanofi-Synthelabo, SA                            28,800        1,211,690
Seita                                             6,400          387,567
Societe Generale, Cl. A                           5,100          925,201
Total, SA Cl. B (a)                               4,600          558,086
  ADR (a)                                         4,600          279,738
                                                               ---------
                                                               4,225,186

GERMANY-7.5%
DaimlerChrysler AG                                6,700          577,378
  ADR                                             2,000          174,875
Mannesmann AG                                    10,100        1,377,876
Wella AG pfd.                                       300          220,256
                                                               ---------
                                                               2,350,385

INDIA-0.7%
Infosys Technologies, Ltd. (ADR) (a)              4,600          228,850

JAPAN-13.9%
Alps Electric Co., Ltd.                          28,000          601,976
Fuji Bank, Ltd. (a)                              97,000          613,594
Fuji Photo Film Co.                               6,000          214,330
Takeda Chemical Industries                       29,000        1,287,717
TDK Corp.                                        13,000        1,115,806
Tokyo Electron, Ltd.                              5,000         $275,768
Yamanouchi Pharmaceutical Co., Ltd.               7,000          241,369
                                                               ---------
                                                               4,350,560

NETHERLANDS-8.8%
Equant NV
(NY Reg. Shares) (a)                              8,500          704,969
Internationale Nederlanden Groep NV              12,000          640,461
Koninklijke Ahold NV                             32,000        1,114,715
Wolters Kluwer NV                                 7,200          289,051
                                                               ---------
                                                               2,749,196

SPAIN-11.9%
Banco Bilbao Vizcaya, SA                         89,700        1,291,910
Tabacalera, SA
  Series A                                       75,000        1,460,564
Telefonica, SA                                   20,000          957,671
  New Shares (a)                                    400           19,153
                                                               ---------
                                                               3,729,298

SWITZERLAND-1.9%
UBS AG                                            2,100          607,262

TAIWAN-6.5%
Taiwan Semiconductor
  Manufacturing Co., Ltd. (a)                   555,000        1,994,266
  ADR (a)                                         1,900           49,756
                                                               ---------
                                                               2,044,022

THAILAND-0.7%
Siam Commercial Bank
  Warrants, expiring 5/10/02 (a)                670,000          234,771

UNITED KINGDOM-18.4%
Bank of Scotland                                 75,633        1,024,474
British Airways Plc.                             37,000          264,963
  ADR                                             3,600          261,000


7

PORTFOLIO OF INVESTMENTS (CONTINUED)
                                     ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________


COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
Glaxo Wellcome Plc.                              32,500      $   909,083
Orange Plc. (a)                                  70,600          971,852
Rentokil Initial Plc.                           104,000          411,951
SmithKline Beecham Plc. (ADR)                     4,400          288,750
Standard Chartered Plc.                          40,000          605,255
Vodafone Group Plc.                              45,175          871,366
  ADR                                               900          172,238
                                                               ---------
                                                               5,780,932

Total Common Stocks & Other Investments
  (cost $29,401,445)                                          30,736,804

TIME DEPOSIT-2.2%
UNITED STATES-2.2%
Rabobank
  4.63%, 6/01/99
  (cost $700,000)                                  $700      $   700,000

TOTAL INVESTMENTS-100.2%
  (cost $30,101,445)                                          31,436,804
Other assets less liabilities-(0.2)%                             (70,180)

NET ASSETS-100%                                              $31,366,624


(a)  Non-income producing security.

     Glossary:

     ADR - American Depositary Receipt

     See notes to financial statements.


8


STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1999 (UNAUDITED)             ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $30,101,445)          $ 31,436,804
  Foreign cash, at value (cost $395,722)                               395,974
  Cash                                                                  55,612
  Receivable for investment securities and foreign
    currency sold                                                    2,678,590
  Receivable for capital stock sold                                    283,717
  Deferred organization expenses                                       189,270
  Dividends receivable                                                  80,652
  Total assets                                                      35,120,619

LIABILITIES
  Payable for investment securities and foreign
    currency purchased                                               3,278,333
  Organizational expense payable                                       283,000
  Payable for capital stock redeemed                                    42,783
  Advisory fee payable                                                  22,589
  Distribution fee payable                                              19,180
  Accrued expenses                                                     108,110
  Total liabilities                                                  3,753,995

NET ASSETS                                                        $ 31,366,624
COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $      3,075
  Additional paid-in capital                                        31,022,536
  Accumulated net investment loss                                     (235,997)
  Accumulated net realized loss on investments and
    foreign currency transactions                                     (759,037)
  Net unrealized appreciation of investments and
    foreign currency denominated assets and liabilities              1,336,047
                                                                  $ 31,366,624

  CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($10,255,892 /1,000,002 shares of  capital stock
    issued and outstanding)                                             $10.26
  Sales Charge--4.25% of public offering price                            0.46
  Maximum offering price                                                $10.72

  CLASS B SHARES
  Net asset value and offering price per share
    ($14,807,473 / 1,456,560 shares of capital stock
    issued and outstanding)                                             $10.17

  CLASS C SHARES
  Net asset value and offering price per share
    ($4,720,551 / 464,564 shares of capital stock
    issued and outstanding)                                             $10.16

  ADVISOR CLASS SHARES
  Net asset value, redemption, and offering price
    per share ($1,582,708 / 153,900 shares of
    capital stock issued and outstanding)                               $10.28


See notes to financial statements.


9


STATEMENT OF OPERATIONS
SIX MONTHS ENDED MAY 31, 1999 (UNAUDITED)

                                     ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld
    of $21,617)                                      $ 177,166
  Interest                                              18,393       $ 195,559

EXPENSES
  Advisory fee                                         138,986
  Distribution fee - Class A                            13,716
  Distribution fee - Class B                            66,169
  Distribution fee - Class C                            19,398
  Custodian                                             86,933
  Administrative                                        63,500
  Registration                                          51,913
  Audit and legal                                       43,054
  Amortization of organization expense                  37,492
  Printing                                              20,294
  Transfer agency                                       19,126
  Directors' fees                                       12,476
  Miscellaneous                                          6,375
  Total expenses                                       579,432
  Less: expenses waived by the Adviser
    (see Note B)                                      (172,277)
  Less: expense offset arrangement
    (see Note B)                                        (2,101)
  Net expenses                                                         405,054
  Net investment loss                                                 (209,495)

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment
    transactions                                                     1,611,226
  Net realized loss on foreign currency
    transactions                                                      (120,154)
  Net change in unrealized appreciation
    (depreciation) of:
    Investments                                                        129,216
    Foreign currency denominated assets and
      liabilities                                                       44,666
  Net gain on investments and foreign
    currency transactions                                            1,664,954

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $ 1,455,459


See notes to financial statements.


10


STATEMENT OF CHANGES
IN NET ASSETS                        ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

                                              SIX MONTHS ENDED   MARCH 3, 1998*
                                                MAY 31, 1999           TO
                                                 (UNAUDITED)      NOV. 30, 1998
                                              ----------------   --------------

INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment loss                             $   (209,495)   $   (126,406)
  Net realized gain (loss) on investments
    and foreign currency transactions                1,491,072      (2,297,346)
  Net change in unrealized appreciation of
    investments and foreign currency
    denominated assets and liabilities                 173,882       1,162,165
  Net increase (decrease) in net assets
    from operations                                  1,455,459      (1,261,587)

CAPITAL STOCK TRANSACTIONS
  Net increase                                       6,440,822      24,631,630
  Total increase                                     7,896,281      23,370,043

NET ASSETS
  Beginning of period                               23,470,343         100,300
  End of period                                   $ 31,366,624    $ 23,470,343


*    Commencement of operations.

     See notes to financial statements.


11


NOTES TO FINANCIAL STATEMENTS
MAY 31, 1999 (UNAUDITED)             ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance International Premier Growth Fund (the "Fund") was incorporated as a Maryland Corporation on November 24, 1997 and is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. Prior to commencement of operations on March 3, 1998, the Fund had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") of 10 shares each of Class A, Class B and Class C and 10,000 shares of Advisor Class for the aggregate amount of $100 each on Class A, Class B and Class C shares and $100,000 on the Advisor Class shares on February 27, 1998. The Fund offers Class A, Class B, Class C, and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $283,000 have been deferred and are being amortized on a straight-line basis through February, 2003.

3. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding tax reclaims recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denomi-


12


                                     ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

nated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

6. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares (Advisor Class shares also have no distribution fees).

7. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 2.50%, 3.20%, 3.20% and 2.20% of the daily average net assets for Class A, Class B, Class C and Advisor Class shares, respectively. For the six months ended May 31, 1999, such waiver of management fees, amounted to $108,777 and the waiver of the cost of certain legal and accounting services provided to the Fund by the Adviser amounted to $63,500.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $21,926 for the six months ended May 31, 1999.

For the six months ended May 31, 1999, the Fund's expenses were reduced by $2,101 under an expense offset arrangement with Alliance Fund Services.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $8,403 from the sales of Class A shares and $364, $40,108 and $1,844 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 1999.

Brokerage commissions paid on investment transactions for the six months ended May 31, 1999, amounted to $187,179, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor DLJ directly.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the average daily net assets


13


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                          ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $946,807 and $165,302, for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term and U.S. government securities) aggregated $23,292,327 and $16,162,113, respectively, for the six months ended May 31, 1999. There were no purchases or sales of U.S. government or government agency obligations for the six months ended May 31, 1999.

At May 31, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $3,770,360 and gross unrealized depreciation of investments was $2,435,001, resulting in net unrealized appreciation of $1,335,359, excluding foreign currency.

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the US dollar. At May 31, 1999, the Fund had no outstanding forward exchange currency contracts.


NOTE E: CAPITAL STOCK
There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      SIX MONTHS                   SIX MONTHS
                         ENDED     MAR. 3, 1998*      ENDED       MAR. 3, 1998*
                     MAY 31, 1999        TO        MAY 31, 1999         TO
                      (UNAUDITED)  NOV. 30, 1998    (UNAUDITED)   NOV. 30, 1998
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              398,165       843,613     $ 4,057,899     $ 8,485,886
Shares converted
  from Class B            10,531            -0-        108,457              -0-
Shares redeemed         (162,338)      (89,979)     (1,661,677)       (841,014)
Net increase             246,358       753,634     $ 2,504,679     $ 7,644,872


14


                                     ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      SIX MONTHS                   SIX MONTHS
                         ENDED     MAR. 3, 1998*      ENDED       MAR. 3, 1998*
                     MAY 31, 1999        TO        MAY 31, 1999         TO
                      (UNAUDITED)  NOV. 30, 1998    (UNAUDITED)   NOV. 30, 1998
                     ------------  ------------  --------------  --------------
CLASS B
Shares sold              469,861     1,350,496     $ 4,820,841    $ 13,632,672
Shares converted
  to Class A             (10,624)           -0-       (108,457)             -0-
Shares redeemed         (225,623)     (127,560)     (2,285,732)     (1,182,495)
Net increase             233,614     1,222,936     $ 2,426,652    $ 12,450,177

CLASS C
Shares sold              193,140       345,438     $ 1,964,900    $  3,357,877
Shares redeemed          (54,510)      (19,514)       (561,843)       (174,357)
Net increase             138,630       325,924     $ 1,403,057    $  3,183,520

ADVISOR CLASS
Shares sold               18,975       151,569     $   197,256    $  1,523,326
Shares redeemed           (8,864)      (17,780)        (90,822)       (170,265)
Net increase              10,111       133,789     $   106,434    $  1,353,061


NOTE F: CONCENTRATION OF RISK
Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of United States companies. Consequently, the Fund's investment portfolio may experience greater price volatility than a portfolio invested in equity securities of U.S. companies.


NOTE G: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 1999.


*    Commencement of operations.


15


FINANCIAL HIGHLIGHTS                 ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                           CLASS A
                                                -------------------------------
                                                  SIX MONTHS        MARCH 3,
                                                     ENDED          1998 (A)
                                                    MAY 31,           TO
                                                     1999         NOVEMBER 30,
                                                  (UNAUDITED)         1998
                                                -------------    --------------
Net asset value, beginning of period                  $ 9.63         $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)(c)                              (.06)          (.08)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                           .69           (.29)
Net increase (decrease) in net asset
  value from operations                                  .63           (.37)
Net asset value, end of period                        $10.26         $ 9.63

TOTAL RETURN
Total investment return based on net asset
  value (d)                                             6.54%         (3.70)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                                    $10,256         $7,255
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements (e)                                  2.52%(f)       2.50%
  Expenses, before waivers/
    reimbursements (e)                                  3.75%          5.19%
  Net investment loss (e)                              (1.09)%         (.90)%
Portfolio turnover rate                                  121%             2%


16


                                     ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

HSELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                           CLASS B
                                                -------------------------------
                                                  SIX MONTHS        MARCH 3,
                                                     ENDED          1998 (A)
                                                    MAY 31,           TO
                                                     1999         NOVEMBER 30,
                                                  (UNAUDITED)         1998
                                                -------------    --------------
Net asset value, beginning of period                  $ 9.58         $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)(c)                              (.09)          (.13)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                           .68           (.29)
Net increase (decrease) in net asset
  value from operations                                  .59           (.42)
Net asset value, end of period                        $10.17         $ 9.58

TOTAL RETURN
Total investment return based on net asset
  value (d)                                             6.16%         (4.20)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)            $14,807        $11,710
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements (e)                                  3.22%(f)       3.20%
  Expenses, before waivers/
    reimbursements (e)                                  4.43%          6.14%
  Net investment loss (e)                              (1.80)%        (1.41)%
Portfolio turnover rate                                  121%             2%



17


FINANCIAL HIGHLIGHTS (CONTINUED)     ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                           CLASS C
                                                -------------------------------
                                                  SIX MONTHS        MARCH 3,
                                                     ENDED          1998 (A)
                                                    MAY 31,           TO
                                                     1999         NOVEMBER 30,
                                                  (UNAUDITED)         1998
                                                -------------    --------------
Net asset value, beginning of period                  $ 9.57         $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)(c)                              (.09)          (.15)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                           .68           (.28)
Net increase (decrease) in net asset
  value from operations                                  .59           (.43)
Net asset value, end of period                        $10.16         $ 9.57

TOTAL RETURN
Total investment return based on net
  asset value (d)                                       6.16%         (4.30)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                                     $4,721         $3,120
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements (e)                                  3.22%(f)       3.20%
  Expenses, before waivers/
    reimbursements (e)                                  4.44%          6.00%
 Net investment loss (e)                               (1.76)%        (1.69)%
Portfolio turnover rate                                  121%             2%


18


                                     ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                         ADVISOR CLASS
                                                -------------------------------
                                                  SIX MONTHS        MARCH 3,
                                                     ENDED          1998 (A)
                                                    MAY 31,           TO
                                                     1999         NOVEMBER 30,
                                                  (UNAUDITED)         1998
                                                -------------    --------------
Net asset value, beginning of period                  $ 9.64         $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (b)(c)                     (.04)           .01
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                           .68           (.37)
Net increase (decrease) in net asset value
  from operations                                        .64           (.36)
Net asset value, end of period                        $10.28         $ 9.64

TOTAL RETURN
Total investment return based on net asset
  value (d)                                             6.64%         (3.60)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                                     $1,583         $1,386
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements (e)                                  2.22%(f)       2.20%
  Expenses, before waivers/
    reimbursements (e)                                  3.48%          6.28%
  Net investment income (loss) (e)                      (.83)%          .13%
Portfolio turnover rate                                  121%             2%



(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived/reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return for a period of less than one year is not annualized.

(e)  Annualized.

(f) Ratio reflects expenses grossed up for expense arrangement with the transfer agent. For the six months ended May 31, 1999, the net expense ratio was 2.50%, 3.20%, 3.20% and 2.20% for Class A, B, C and Advisor Class shares, respectively.


19


                                     ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
BRUCE W. CALVERT, EXECUTIVE VICE PRESIDENT
ALFRED HARRISON, EXECUTIVE VICE PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
EDWARD BAKER, VICE PRESIDENT
THOMAS J. BARDONG, VICE PRESIDENT
STEPHEN H. BEINHACKER, VICE PRESIDENT
RUSSELL BRODY, VICE PRESIDENT
THOMAS KAMP, VICE PRESIDENT
DANIEL NORDBY, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109-3661

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004


(1)  Member of the Audit Committee.


20


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term U.S. Government Fund

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Select Investors Series - Premier Portfolio

GROWTH & INCOME
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Global Small Cap Fund
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance International Premier Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

INSTITUTIONAL
Premier Growth
Quasar
Real Estate Investment

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
Alliance Capital Reserves
Alliance Government Reserves
Alliance Institutional Reserves
    Prime Portfolio
    Government Portfolio
    Tax-Free Portfolio
    Treasury Portfolio
    Trust Portfolio
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    General Municipal Portfolio
    Government Portfolio

21

ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

INTAPGSR599